UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2008

Medefile International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	033-25126 D	85-0368333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

240 Cedar Knolls Road, Suite 309
Cedar Knolls, NJ 07929
(Address of principal executive offices) (zip code)

(973) 993-8001
 (Registrant's telephone number, including area code)

Copies to:
Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 4, 2008, the board of directors of Medefile International, Inc. (the “Company”) dismissed RBSM, LLP (“RBSM”) as the Company’s independent registered public accounting firm.

During the fiscal year ended December 31, 2007, and any subsequent period through November 10, 2008, (i) there were no disagreements between the Company and RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of RBSM would have caused RBSM to make reference to the matter in its reports on the Company's financial statements, and (ii) RBSM’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2007 and through November 10, 2008, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K.

On November 10, 2008, the Company provided RBSM with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that RBSM furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  RBSM, as of the date hereof, has not advised as to its timing of the review of this disclosure or the release of its letter stating that it agreed with the statements made herein or the reasons why it disagreed.  Upon receipt, the letter from RBSM will be filed as an amendment to this Form 8-K.

On November 4, 2008, the Company engaged L.L. Bradford & Company, LLC (“L.L. Bradford”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2008. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on November 4, 2008.

During the year ended December 31, 2007 and any subsequent period through November 10, 2008, the Company did not consult with L.L. Bradford regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medefile International, Inc.

November 10, 2008	By:	/s/ Milton Hauser
Milton Hauser
President, Chief Executive Officer

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